THIS AGREEMENT made the _____ day of ____________ One Thousand Nine
Hundred and __________________ BETWEEN the party whose name and address and description are set out in Part 1 of the Schedule hereto (hereinafter called "the Landlord") of the one part and the party whose name address and description are set out in Part 2 of the Schedule hereto (hereinafter called "the Tenant") of the other part

WHEREBY IT IS HEREBY AGREED as follows: -

         1. The Landlord lets and the Tenant takes ALL THOSE the premises more particularly set out and described in Part 3 of the Schedule hereto and as shown on the plan hereto annexed and thereon colored Pink (hereinafter referred to as "the said premises") Together with the use in common with other persons entitled thereto of the water closets lavatories and convenience an the same floor of the building of which the said premises form part (hereinafter referred to as "the said building") together also with the use for the Tenant his servants and visitors of the lifts (during such hours as the same shall be operating) and the entrance hall staircase corridors and passages or the said building for the purpose at passing and repassing at all times during office hours to and from the said premises EXCEPT and reserving unto the Landlord the right of passage of running of water electricity gas and soil through the sewers drains and chattels in of under the said premises for the term specified in Part 4 of the Schedule hereto determinable as hereinafter mentioned at the rent set out in Part 5 a( the Schedule hereto exclusive of rates and management fees payable in advance on the 1st day of each and every calendar month without any deduction or set-off whatsoever.

         2. The Tenant to the Intent that the obligations may continue throughout the term of tenancy hereby agrees with the Landlord in the manner following this is to say:

                  (a) To pay the rent hereby stipulated an the day and in the manner aforesaid without any deduction or set-off whatsoever.

                  (b) To pay and discharge punctually during the said term of tenancy all Rates, taxes, assessments, duties, charges, impositions, utility charges and other outgoings now or at any time hereafter to be imposed or charged by the Government of Hong Kong or other lawful authority in respect of the said premises or any part thereof upon the owner or occupier (hereof save and except only the Crown Rent and Property Tax Provided That in the case of Rates, if on the commencement of the said term of


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                           tenancy. the said building or the said premises has
                           not yet been assessed to rates by the Government, the Tenant shall pay the sum equivalent to 4.5% of the rent hereby reserved in respect of the said premises or at such other rate as shall reasonably be requited by the Landlord as deposit by way of security for the due payment or Rates subject to adjustment on actual rating assessment being received from the Government.

                           (c) (i) To pay to the Landlord punctually during the said term of tenancy such monthly contribution towards the costs, charges and expenses for the management and maintenance of the said building and for the supply of air-conditioning to, the said premises as shall reasonably be required by the Landlord and unless and until otherwise revised subsequently the Tenant shall pay to the Landlord the sum as set out in Part 6 of the Schedule hereto for the management and maintenance of the said building and the supply of air-conditioning service aforesaid such sum to be paid in advance on the first day of each and every calendar month during the said term without deduction and abatement whatsoever.

                           (ii It at any time during the said term of tenancy the operating costs relative to the management and maintenance of the said building and/or to the supply of the said air-conditioning service shall have risen, the Landlord shall be entitled to increase the said management and/or air-conditioning charges in proportion to the said increase and the Tenant shall further pay to the Landlord such Increase as aforesaid provided always that there shall be no restriction on the number of such increase during any given period and that at least one month's prior notice in writing shall be given to the Tenant before the increase takes effect.

                  (d) To pay and discharge punctually during the said term all charges of electricity, water, gas. telephone rental and other outgoings now or at any time hereafter consumed by the Tenant and chargeable In respect of the said premises and to make all necessary deposits for the supply of electricity, water and gas to the said premises when required.

                  (e) To keep the said premises including (without limitation) the flooring and interior plaster or


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                           other finishes to walls and ceilings and the
                           Landlord's fixtures and fittings therein arid all additions thereto and all the doors windows installations wiring and piping of the said premises In good clean and tenantable repair and condition and property preserved arid painted and to maintain the same at the expense of the Tenant throughout the term of the tenancy herein created and to yield them up in such repair and condition at the expiration or sooner determination of the term of the tenancy hereby created.


                  (f) To keep at all times during the said term of tenancy at the expense of the Tenant both the interior and exterior of the windows of the said premises in a good clean and tenantable state and in proper repair and condition to the satisfaction of the Landlord.

                  (g) To replace all broken or damaged windows window frames or shop fronts whether the same be broken or damaged by the negligence of the Tenant or owing to circumstances beyond the control of the Tenant with glass and materials of the same quality and thickness as presently installed.

                  (h) To repair or replace If so required by the appropriate electricity supply company under the terms of the Electricity Supply Ordinance Cap. 103 or its equivalent for the time being In force or any Orders In Council or Regulations made thereunder aft the electrical installations and wiring from the Tenant's meter or meters to and within the said premises.

                  (i) To keep at all times during the said term of tenancy at the expense a( the Tenant such lavatories and water closets and all the apparatus and equipment in connection therewith as will be allocated to the exclusive use of the Tenant and/or his employees in a good clean and tenantable state and In proper repair and condition to the satisfaction of the Landlord and of the Public Health of other Government Authorities concerned.

                  (j) To quietly yield up possession of the said premises at the expiration or sooner determination of the tenancy in good clean and tenantable repair and condition Together with any additional erections alterations or improvements which the Tenant may with the consent of the Landlord have made upon or in the said premises and which the Landlord In his absolute discretion may be willing to retain without payment of any compensation for such additional erections alterations or improvements, the Tenant shalt remove its other trade fixtures and fittings and make good all damages Including damage to the Landlord's decoration within the said premises and within the said building caused by such removal to the satisfaction of the Landlord. The Landlord shall have the right to require the Tenant to reinstate to Its original state any part of the said premises in respect of which the Tenant may have carried out any alterations with the consent at the Landlord. Any properties left In the said premises by the Tenant Upon the expiration or sooner determination of the term of the tenancy herein created shall be conclusively deemed to be abandoned by the Tenant and the Landlord may at its sale discretion remove and dispose of the same in such manner as it thinks fit at the expense of the Tenant and the Tenant shall forthwith on demand reimburse the Landlord for the expenses so incurred and the Landlord shall not be accountable or liable to the Tenant in any way whatsoever for such removal and disposal nor shall the Landlord be held accountable at liable to the Tenant for the return or the value of such properties or the sale proceeds thereat (if any) and the Tenant shall Indemnify the Landlord against any claims and proceedings in respect of or howsoever related to the removal and disposal of such properties.

                  (k) To pay on demand to the Landlord the cost of replacing all windows curtain walls shutters or glass at or in the said Premises or the said building broken or damaged by the Tenant of employees agents licensees or workmen or the Tenant.

                  (a) To pay the Landlord immediately upon demand the cost of affixing repairing and replacing as necessary the Tenant's name in lettering to the show window front or door panel of the said promises and the cost of a signboard to be erected by the Landlord and displayed Immediately outside the said premises with the Tenant's name thereon.

                  (m)      (i)   To permit the Landlord and his agents with or
                                 without workmen or others and with or without appliances at aft times to enter and view the state of repair of the said premises. to take inventories at the Landlord's fixtures therein. to test the electric wiring, to read the meters. to carry out any works repairs or maintenance therein Provided That in the event at an emergency the Landlord Its employees or agents may enter without notice and forcib4y if necessary.,

                           (ii On receipt of any notice from the Landlord or its authorized representative specifying any works or repairs which require to be done and which are the responsibility of the Tenant hereunder forthwith to carry out the same and it the Tenant shall not within 14 days from the date of such notice proceed diligently with the execution of such works or repairs. the Landlord or its employees or agents may at its sole discretion enter upon the said promises and forcibly it need be to carry out any such works or repairs at the expenses of the Tenant and the Tenant shall forthwith reimburse the Landlord the expenses carrying out any such repair and of the Landlord's surveyor and otherwise in respect of the preparation al the notice (if any). The Tenant hereby further agrees to keep the Landlord indemnified against any cost claim damage or proceedings resulting from or attributable to such default.

                  (n) To allow the Landlord or its servant or agents and workmen to enter into the said premises at air times for the purpose of installing and affixing lighting in the space between the curtains and the window frames within the said premises such materials, fixtures and fittings so provided shall remain the Landlord's properly, or for the purpose of carrying out any cleaning or disinfectant works of for the purpose of carrying out such other repairs or installation works as may Involve the removal of doors or windows or cause any damage to the walls. partitions, ceilings or fittings provided that the Landlord shall re-install and make good such removal or damage on completion of the said works.

                  (a) To carry out and comply with all ordinances, regulations, by-laws and rules and all notices and requirements of the appropriate Government authorities in connection with or in relation to the Tenant's business carried on In the said premises,

                  (o) To observe and comply with the rules regulations or requirements stated In notices or announcements from time to time made or issued by the Landlord or the management company of the said building for the maintenance and management or the said building including the time and arrangement for operating the equipment, lifts and the use at entrance and passage ways.

                  (p) To be liable for the acts neglect omissions and default of the contractors employees agents or licensees of the Tenant as if they were the acts neglect omissions and default of the Tenant.

                  (q) To take all precautions to protect the interior of the said premises against damage by storm or typhoon of the like threats.

                  (r) To take all steps to prevent the drains pipes within or about the said premises from being choked or stopped up and to forthwith clean clear repair and replace the same upon such choking or slopping up.

                  (s) To pay an demand to the Landlord the cost to be incurred by the Landlord in cleaning, clearing, repairing or replacing any of the said drains or pipes choked or stopped up due to the default of the Tenant or its employees, agents, assistants, licensees, workmen or visitors.

                  (n) To pay for the installation of all Internal air-conditioning ducts and diffusers required in the said premises.

                  (o) To be responsible for the general cleaning service of the Interior of the said premises and the proper disposal of refuse and shall only appoint such contractor approved by the Landlord for such cleaning and disposal of refuse service.

                  (p) To submit 3 sets of drawing of interior finish to the Landlord for approval (which may be withheld or granted at the Landlord's sole and absolute discretion) before commencing decoration and fitting out works at the said premises and not to carry out such decoration and fitting out works without the Landlord's prior written approval (which may be withheld or granted at the Landlord's sole and absolute discretion).

                  (q) Not without the previous written consent of the Landlord to remove erect install or alter any fixtures fittings partitioning doors or other erection or installation in the said premises or any pad thereof or to install any equipment apparatus or machinery which imposes a weight on any part of the flooring in the said premises In excess of the maximum weight prescribed by the Landlord or the relevant Government authorities or which requires any additional electrical main wiring or which consumes electricity not metered through the Tenant's separate meter.

                  (r) Not to make any alteration or addition of any kind to the outside of the said premises.

                  (s) Not to put up any blinds, curtains or any similar materials visible (ram outside other then those the color of which shall be first approved by the Landlord for the windows of the said building.

                  (aa) Not to install additional locks bolts or other fittings to the entrance doors of the said premises or in any way to cut or alter the same.

                  (bb) Not to install any electrical wirings in any concealed part of the said premises unless such wirings are inserted inside metal conduit.

                  (cc) Not to do any act of thing liable to cause any fire risk or other hazard in the said building.

                  (dd) Not to assign underlet part with the possession of or transfer the said premises or any part thereof or any interest therein nor permit or suffer any arrangement or transaction whereby any person who is not a party to this Agreement obtains the use possession occupation or enjoyment of the said premises or any part thereof irrespective of whether any rental or other consideration is, given therefor. The tenancy created hereunder is personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing the following acts and events shall unless with prior written approval of the Landlord be deemed to be breaches of this Clause: -

                           (i)   In the case of the Tenant being a
                                 partnership. the death or retirement of an existing partner or the taking in of one or more new partners or the happening of any event which will in law amount to dissolution of a partnership.

                           (ii In the case of the Tenant being an individual, the death insanity insolvency bankruptcy or other legal disability of that individual to the intent that no right to use possess occupy or enjoy the said premises or any part thereof shall be vested in the executors administrators personal representatives next of kin trustee receiver or committee of any such individual.

                           (iii) In the case of the Tenant being a corporation, any take-over reconstruction amalgamation merger voluntary liquidation or change in the person or persons who owns or own a majority of its voting shares or who otherwise has or have effective control thereof.

                           (iv The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the power obtains the right to use possess occupy or enjoy the said premises or any pan thereof or does in fact use possess occupy or enjoy the same.

                           (v)    The change of the Tenant's business name.

                  (ee) Not to use the said premises except for the purpose of carrying an the lawful business or profession of the Tenant as an office only and not to allow the same or any part thereof to be used by any other person firm or corporation.

                  (ff) Not to use the said premises or allow this same to be used for any illegal or immoral purpose of for carrying on any offensive trade or occupation.

                  (gg) Not to use or permit or suffer the said premises or any part thereof to be used for preparing food or as sleeping quarters or as domestic premises within the meaning of any landlord and tenant legislation for the time being in force nor to allow any person to remain in the said premises overnight without the prior written consent of the Landlord.

                  (hh) Not to use or permit or suffer the said premises to be used for the purpose of the production manufacture or making of goods and merchandise nor for the storage of goods and merchandise other than samples and exhibits reasonably required in connection with the Tenant'$ business carried on therein and only in such quality as permitted by the Landlord in writing.

                  (ii Not to affix put up paint or display any signboard, sign, decoration or other thing whatsoever outside the said premises or any door wall pier or window except with the written approval of the Landlord. The Landlord shall have absolute discretion in granting or refusing such approval and any approval to be granted shall be subject to such conditions as the Landlord may think fit. The Landlord shall have the right to remove at the cost and expense to the Tenant any signboard, sign, decoration or thing which shall be affixed put up painted or displayed without the prior approval of the Landlord.

                  (jj) Not to use or permit to be used the Passenger Lifts of the said building for the purpose of carrying any furniture or goods or heavy articles, arid to observe the regulations affecting the use of all lifts as indicated therein or intimated by the Landlord or management company from time to time.

                  (kk) Not to use the said premises as a stockbroker's office whether kindred or otherwise without the prior approval of the Landlord in writing.

                  (ll) Not to use or suffer to be used any part of the said premises for the provision of tourist services without the prior approval of the Landlord In writing.

                  (mm) Not to allow any visitors. licensees or servants of the Tenant to stand or queue up outside the said premises thereby causing an obstruction to the passages and entrance halls used in common with the other tenants of the said building.

                  (nn) Not to do of permit to be done in or upon the said premises or any part thereof anything which may be or become a nuisance annoyance damage or disturbance to the Landlord or the tenants or occupiers of the other parts of the said building of which the said premises form part or of other property in the neighbourhood or in anywise against the law or regulations of Hong Kong,

                  (oo) Not to produce or suffer or permit to be produced at any time in the said premises any music or noise (including sound produced by broadcasting from Television. Radio and any equipment or instrument so capable of producing or reproducing music and noise) so as to constitute a nuisance or to give cause for reasonable complaint from the occupants of neighbouring shops or other premises in the said building.

                  (pp) Not to damage or cause to be damaged any structures, fixtures, decorations, installations outside of the said premises including lifts, cloakroom. service pantries, halls, passages, staircases, drainage wells. walls, ceilings of the said building and to pay an demand to the Landlord the cost and expenses incurred by the Landlord in repairing making good such damage of cleaning the same.


                  (qq) Not to permit or suffer any safe by auction to be held upon the said premises.

                  (rr) Not to change or in any way alter the standard entrance or exit doors provided by the Landlord for access to the said premises.

                  (ss) Not to do permit or suffer anything to be done in arid upon the said premises whereby the policy or policies of lire insurance upon the said building or any part thereof may be invalidated or the premium for such insurance shall be increased.

                  (tt) Not without the previous written consent of the Landlord to cut maim injure drill into or deface or permit or suffer to be cut maimed injured drifted Into or defaced any doors windows floor walls curtain walls beams columns structures or the fixtures and fitting in the said premises or the said building.

                  (uu) Not to keep or store or cause or permit or suffer to be kept or stared "thin the said premises or any pan thereof any arms ammunitions gun powder saltpeire kerosene or other explosive of combustible substance or dangerous or prohibited goods within the meaning of the Dangerous Goods Ordinance or any enactment replacing the some and the Regulations applicable thereto, and In so far as such Ordinance or Its schedules may he offered this Clause shall apply equally to any alteration thereto.

                  (vv) Not to do or cause or permit or suffer to be done any act deed matter or thing whatsoever which will amount to a breach or nonobservance of the terms and conditions under which the said premises are held from the Crown or of the Deed of Covenants (if any) In respect of the sold building and to keep the Landlord indemnified against any such breach.

                  (ww) Not to encumber with boxes or otherwise, or place or leave rubbish or any article or thing whatsoever upon any part of the said building which is not hereby exclusively let to the Tenant Provided That any properties left upon any part of the said building which is not hereby exclusively lot to the Tenant shall be conclusively deemed to be abandoned by the Tenant and the Landlord may at its sole discretion remove and dispose of the same in such manner as it thinks fit at the expense of the Tenant and the Tenant shall forthwith on demand reimburse the Landlord for the expenses so Incurred and the Landlord shall not be accountable or liable to the Tenant in any way whatsoever for such removal and disposal nor shall the Landlord be held accountable or liable to the Tenant for the return or the value of such properties or the sale proceeds thereof (if any) and the Tenant shall indemnity the Landlord against any claims and proceedings In respect of or howsoever related to the removal and disposal of such properties,

                  (xx) Not to cause or permit or suffer any odours or noxious smells which shall in the opinion of the Landlord be offensive or unusual to be produced upon permeate through or emanate from the said premises.

                  (yy) Not to keep or permit or suffer to be kept any animals or pets inside the said premises and at the Tenant's expense to take elf such steps and precautions as shall be required by the circumstances to prevent the said premises or any part thereof from becoming infested by termites rats mice roaches or any other pests or vermin.

         2.       The Landlord hereby agrees with the Tenant as follows., -

                  (a) That the Tenant paying the rent hereby stipulated and observing and performing the several stipulations herein contained and on the Tenant's part to be of service and performed shall peacefully hold and enjoy the said premises during the said term of tenancy without any interruption by the Landlord or any person lawfully claiming under or in trust for him.

                  (b) To pay the Crown Rent and Property Tax in respect of the said promises during the said term of tenancy.

                  (c) To keep the roof and the main drains and pipes of the said premises in a proper state of repair at the cost of the Landlord but the Landlord shall not be liable under the terms of this provision unless and until notice in writing shall previously have been given by the Tenant to the Landlord of the want of repair and amendment or a request in writing shall have been previously sent to the Landlord to come to view the state thereof Provided that the Landlord shall be entitled to have a reasonable time wherein to view repair and amend the said defects.

         4. Provided always and it Is hereby expressly agreed as follows: -

                  (a) If the rent hereby stipulated or any part thereof and/or charges, fees. expenses and outgoings payable by the Tenant. hereunder shall be unpaid for 7 days after becoming payable (whether legally or formally demanded or not) or it the Tenant shall fall or neglect to perform or observe any term and conditions herein contained and on the Tenant's part to be performed of observed or If the Tenant or the person In whom for the time being the term of tenancy shall be vested shall become bankrupt or in the case of a limited company shall go Into liquidation or if a petition In bankruptcy against the Tenant, or a petition for the winding up of the Tenant if a limited company shall have been filed, or if the Tenant shall enter into any composition or arrangement with creditors or shall suffer the. Tenant's goods to be levied on execution then and in any of the said cases it shall be lawful for the Landlord at any time thereafter to determine this Agreement and to re-enter upon the said premises or any part thereof in the name of the whole but without prejudice to any right of action of the Landlord in respect of any breach of the Tenant's terms and conditions herein contained and a written notice served by the Landlord on the Tenant in the manner hereinafter provided to the effect that the Landlord thereby exercises the power of re-entry and/or determination hereinbefore contained shall be a full and sufficient exercise of such power. An costs and expenses incurred by the Landlord in demanding the rent and other, charges (if the Landlord elects to demand) with a view to exercising the sold rights or remedies or attempting to do (he same shall be repaid by the Tenant and is recoverable from him as a debt PROVIDED ALWAYS that the Landlord shall be under no obligation to demand the rent or other said charges or to serve the said notice before the Landlord exercises the said rights and remedies.

                  (b) To secure the due performance and observance of the terms and conditions herein contained the Tenant shall on the signing hereof pay to the Landlord by way of deposit the sum as set out in Part 7 of the Schedule hereto and (a maintain the said sum throughout the duration of the sold term of tenancy. After the determination of the tenancy and provided that the said rent hereby stipulated shall have been duly paid an due dales and of) other terms and conditions herein contained shall have been duly performed and observed by the Tenant then within the period of 30 days after [he Tenant shall have delivered up vacant possession of the said premises to the Landlord of the settlement of the last outstanding claim by the Landlord against the Tenant, whichever is the later, the Landlord shall return to the Tenant the said deposit money without Interest but (he said deposit shall be absolutely forfeited to the Landlord if the Tenant shall tail to perform or observe any of the terms and conditions herein contained without prejudice to the Landlord's rights to claim damages for breach of contract.

                  (c) The Landlord shall provide and maintain for the said premises during the said term central air-conditioning services as hereinbefore mentioned but the Landlord reserves the right to change the period during which the central air-conditioning system is operated in the said building. The Landlord further reserves the right to discontinue the control' air-conditioning services in the event of typhoon signal No. 8 or over being hoisted. Unless and until otherwise adjusted a central air-conditioning services will be provided between the period specified in Part 8 of the Schedule hereto Provided that the Landlord shall neither be liable to pay compensation to the Tenant in respect of any period during which due to circumstances beyond the control of the Landlord the proper operation of the air-conditioning -plant shall be Interrupted as the result of mechanical failure or need for repair or overhaul nor shall the Landlord be liable thereby to grant an abatement of air-conditioning charges in respect of such Interruption. And the Tenant further agrees to keep all windows and doors closed while the air-conditioned ventilation is in operation and the Landlord shall have the right to send a representative to close the same for the Tenant should it be found that the Tenant does not comply with the notice to that effect of the Landlord and the persistent breach of the Tenant of this clause is a breach for the term of this Agreement justifying the Landlord to exercise. The rights of re-entry or other remedies herein.

                  (d) The fancoil units of the air-conditioning service as stipulated in Clause 4(c) hereof serving the said premises shall be connected at the Tenant's cost to the Tenant's separate electricity meters and the Tenant shall pay for the electric power consumed thereby, Any alteration to the location of the fancoil units shall be at the Tenant's expense and subject to the Landlord's prior approval (which may be withheld or granted at the Landlord's sole and absolute discretion) in writing.


                  (e) The Landlord shall have the right to provide alternative entrance to the lift hall on the ground floor.

                  (f) Acceptance of rent and/or charges, lees, expenses and outgoings by the Landlord shall not be deemed to operate as a waiver by the Landlord of any eight to proceed against the Tenant in respect of a breach by the Tenant of any of his obligations hereunder.

                  (g) If the said premises or any part thereof shall be destroyed or damaged by storm typhoon fire earthquake subsidence of the ground landslide or any other calamity beyond the control of the Landlord and not attributable to the negligence or default of the Tenant so as to be unlit for occupation and use or if the said premises or any part thereof shall be required to be closed or demolished by an Order of the Building Authority or closed by a Closure Order made by the District Court, the rent hereinbefore stipulated or a fair proportion thereof according to the nature and extent of the damage sustained shall cease to be payable until (a) the said premises shall against be rendered fit for occupation and use and, where applicable. (b) the order of the Building Authority shall cease to be operative, or (c) a notice of expiry of the said Closure Order shall be served, PROVIDED that

                           (i) the Landlord shall be under no obligation to the Tenant to repair or reinstate the said premises of any part thereof so destroyed or damaged;

                           (ii the Tenant shall not have and shall not be entitled to any claim for compensation or damages whatsoever and howsoever from the Landlord;

                           (iii) The said premises shall not have been rendered
                                 fit for occupation and use within three
                                 calendar months after the said premises or any part thereof shall have become unfit for occupation and use or it the Order of the Building Authority aforesaid or the said Closure Order shall remain In force at the expiration of three calendar months after the same is made. then and in any such case. -


                                 (1)     the Landlord may at any time after
                                         the expiration of the said three
                                         calendar months by six months'
                                         notice in writing to the Tenant; or

                                 (2)     The Tenant may at any time after the
                                         expiration of the said three
                                         calendar months by one month's
                                         notice in writing to Landlord
                                         terminate this Agreement and
                                         thereupon (a) the term hereby
                                         granted shall cease accordingly (b)
                                         neither party shall have any claim
                                         against the other in respect thereof
                                         but so that the right of either
                                         party against the other in respect
                                         to any antecedent breach of any of
                                         the terms and conditions herein
                                         contained shall not be prejudiced or
                                         affected thereby.

                  (h) The Landlord will not in any circumstances be liable. In contract tort or otherwise, to the Tenant or any other person whomsoever in respect at any injury loss or damage to person or property or loss of profit whatsoever sustained by the Tenant or any other person caused by or through.-

                           (i) any defect in or breakdown of the lifts escalators fire and security services equipment and other facilities of the said building;

                           (ii   any failure malfunction suspension or
                                 explosion of or totaling to the electricity or water supply to the said building or the said premises;

                           (iii) fire or the over now or leakage of water or
                                 escape of fume and/or smoke from anywhere within the said building or the influx of water rain water or sea water into the said building or the said premises or the activity of termites rats mice roaches or any other posts or vermins:

                           (iv the detective or damaged condition, structural or otherwise, of the said premises or the said building or any part thereof or the Landlord's fixtures and findings therein;

                           (v) the prohibition or restriction imposed by any competent authority on the Tenant from using the said premises in any particular manner or lot any particular purpose;

                           Nor shall the Landlord in any circumstances be liable to the Tenant or any other person whomsoever for the security or safekeeping of the said premises or any persons or contents therein. Not (subject to Clause 4(g) hereof) shall the rent or other charges payable hereunder or any part thereof abate or cease to be payable on account hereof.

                  (i) The Tenant further agrees that if any damage is caused to the Landlord or to any person whomsoever directly or indirectly by or through or owing to the escape of fumes, smoke, fire or any other substance or the overflow of water from any part or portion of the said promises or any detective or damaged condition of any part of the interior of the said premises (including doors windows and Tenant's fixtures) or caused by the negligence of or resulting or arising in any way from the breach non-observance or non compliance of any of the terms restrictions conditions or obligations herein contained by the Tenant or his servants occupiers visitors and/or licensees the Tenant shall be wholly responsible therefor and shall make good the same by payment or otherwise and shall fully Indemnify the Landlord against all claims demands actions and legal proceedings whatsoever made upon the Landlord by any person 4n respect thereof.

                  (j) Any notice required to be served hereunder on either the Landlord or the Tenant shall be sufficiently served on the party to be served if delivered to it by registered post or left addressed to it at its last known address and/or registered office in Hong Kong. A notice sent by post shall be deemed to have been received by such party at the lime when in due course of post it would be delivered at the address to which it is sent.

                  (k) During the two months immediately preceding the determination of the said term of tenancy the Landlord shaft be at liberty to affix and retain without interference upon any external part of the said premises a notice for reletting or selling the same and the Tenant shall permit persons with written authority from the Landlord or his agents at all times of the day to view the said premises or any part thereof.

                  (l) For the purpose of these presents any act default or omission of the agents servants employees and licensees of the Tenant shall be deemed to be the act default or omission of the Tenant

                  (m) For the purpose of the Distress for Fient Part IIII of the Landlord and Tenant (Consolidation) Ordinance (Cap. 7) and for the purpose of these presents the rent in respect of the said premises shall be deemed to be In arrear if not paid in advance at the time stipulated by paragraph I hereof. Ali costs and expenses and outgoings payable by the Tenant hereunder shall be deemed to form part of the rent stipulated herein and shall be recoverable as such by the Landlord by way of distraint or otherwise.

                  (n) All legal costs and expenses incurred by the Landlord (on a full indemnity basis) in demanding payment of rent or in connection with any legal proceedings (including but not limited to distress proceedings) taken by the Landlord against the Tenant as a result of default of payment of rent by the Tenant or the Tenant's non-performance or non-observance of any terms or conditions herein contained shall be recoverable by the Landlord from the Tenant as a debt and be deductible by the Landlord from the deposit held by the Landlord hereunder.

                  (o) The Landlord gives no warranty that the said premises are fit to be used for any trade business or profession of the Tenant.

                  (p) The Tenant shall deliver up vacant possession or the said premises to the Landlord at the expiration or sooner determination of the said term of tenancy notwithstanding any rule of law or equity to the contrary.

                  (q) in so far as the Tenant can lawfully do so, the Tenant hereby expressly agrees to deprive himself of his rights to protection against ejectment provided by the existing or future legislation, if any, should such legislation be applicable to the said premises.

                  (r) In the event of fire, typhoon or other contingencies which in the opinion of the Landlord may cause or threaten to cause damage or injury to the said premises, the Landlord shall have power in the absence of the Tenant to break open any doors or windows of the said premises and to do such other thing as may be necessary to prevent the said premises from being damaged or injured and in such event the Landlord shall not be answerable to the Tenant for any less or damage which the Tenant may sustain thereby.


         12. It is hereby agreed that the tenant paying the rent herein contained and performing and observing the terms herein contained on the part of the Tenant shall upon giving at least seven calendar months' previous notice in writing to the Landlord prior to the expiration of the said term hereby created have the option of renewing the tenancy of the said premises for a further tem of two years at the then open market rent or existing rent whichever is the higher which in case cannot be compromised has to be referred to a chartered surveyor to be nominated by agreement between the Landlord and the Tenant and failing agreement the surveyor shall be nominated by the president for the time being of the Hong Kong Institute of Surveyors on the application of either party hereto for final judgment and the cost so involved will be borne by both parties in equal shares subject to the same terms and conditions herein save and except that such renewed agreement shall not contain this option for renewal and subject to the signing of a renewal tenancy agreement and subject to payment of the additional deposit by the tenant to the Landlord and if the tenant shall not have exercised his option to renew as aforesaid before the expiration of the said term hereby created the tenancy of the said premises shall forthwith be determined at the expiration of the said term hereby created and the Tenant shall then forthwith yield up vacant possession of the whole of the said premises in manner as aforesaid.

         13. Notwithstanding any contrary provision herein, to grant to the Tenant a rent free period from the 10th day of March, 2000 to the 9th day of June 2000 both days inclusive (hereinafter referred to as "the said period") to use and occupy the said promises for the sole purpose of decorating the said premises without requiring the Tenant to make payment of rent or otherwise but it is expressly agreed that the Tenant Is still responsible during the said period for all Rates, fees payable under the Deed of Covenants, air-conditioning and maintenance charges and all other charges and outgoings relating to the use and occupation of the said premises payable by the Tenant under Clause Z(b) hereof PROVIDED ALWAYS that
                  If the said term of tenancy shall by reason of any default whatsoever on the Tenant's part terminated by the Landlord within the said period, the foregoing part of this clause 13 shall be treated as void ab Initio and the rent which would have been payable but for the said foregoing parl of this clause 13 shall become payable and be paid forthwith without prejudice to the Landlord's right to claim damages against the Tenant.

         14. notwithstanding any contrary provision herein. to grant to the Tenant another rent free period from the 10th day of March 2001 to the 9th day of May 2001 both days Inclusive (hereinafter referred to as "the said second period") to use and occupy the said premises without requiring the Tenant to make payment of rent or otherwise but it is expressly agreed that the Tenant is still responsible during the said second period for all Rates, fees payable under the Deed of Covenants, air-conditioning and maintenance charges and all other charges and outgoings relating to the use and occupation of the said premises payable by the Tenant under Clause 2(U) hereof PROVIDED ALWAYS that If the said term of tenancy shall by reason of any default whatsoever the Tenant's part terminated by the Landlord within the said second period, the foregoing part of this clause 14 shall be treated as void ab initio and the rent which would have been payable but for the said foregoing part of this clause 13 shall become payable and be paid forthwith without prejudice to the Landlord's right to claim damages against the Tenant.

         15. If the Landlord shall enter Into a sale and purchase agreement In respect of the said premises or the said building or If the Landlord shall resolve to demolish and rebuild the said building (which intention to demolish and rebuild shall be sufficiently evidenced by a copy of a Resolution of its Directors certified to be true and correct by its Secretary) than in either of such events the Landlord shall be entitled to give six calendar months' notice in writing expiring at the end of any calendar month during the term of tenancy hereby created terminating this Agreement and immediately upon the expiration of such notice this Agreement and everything herein contained shall cease and be void but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of any of the agreements or stipulations herein set out.

                         THE SCHEDULE ABOVE REFERRED TO


PART 1      The Landlord                HIGH TIME INVESTMENTS LIMITED
                                        c/o Hang Seng Real Estate Management
                                        Limited of 3rd Floor Hang Seng
                                        Building
                                        77 Des Voeux Road Central Hong Kong

PART 2      The Tenant                  LEPI CHINA LIMITED
                                        of 289 Sha Tsui Road, 13th Floor
                                        Hang Seng Tsuen Wan Building,
                                        New Territories

PART 3      The said premises           13th Floor of
                                        No. 289 SHA TSUI ROAD, TSUEN WAN,
                                        NEW TERRITORIES, which is erected on
                                        ALL THAT piece or parcel of land
                                        registered in the Land Office as LOT
                                        NO. 2172, D.D. 449 and now known as
                                        HANG SENG TSUEN WAN BUILDING

PART 4      Term of Tenancy             (THREE) YEARS from the 10th day of
                                        March 1999 to the 9th day of March
                                        2002 (both days inclusive).

PART 5      The Rent                    DOLLARS THIRTY THREE THOUSAND NINE
                                        HUNDRED THIRTY ONLY ($33,930.00)
                                        Hong Kong Currency (exclusive of
                                        rates and air-conditioning
                                        charges/building management fees)
                                        per calendar month.

PART 6      Air-conditioning            DOLLARS ELEVEN THOUSAND EIGHT
            charges/building            HUNDRED SEVENTY FIVE AND CENTS FIFTY
            management fees             ONLY ($11,875.50) Hong Kong
                                        Currency per calendar month.

PART 7      The Rental Deposit          DOLLARS ONE HUNDRED EIGHTY NINE
                                        THOUSAND THREE HUNDRED THIRTY ONLY
                                        ($189,330.00) Hong Kong Currency.

PART 8      Air-conditioning            Normally from 8:00 a.m. to 6:30 p.m.
            service                     on weekdays and from 8:00 a.m. to
                                        2:00 p.m. on Saturdays but no such
                                        service will be supplied on Sundays
                                        and public holidays.

SIGNED by WONG SIU HON                 the Landlord by his attorney
for and on behalf of Hang              HANG SENG REAL ESTATE MANAGEMENT
Seng Real Estate Management            LIMITED For and on behalf of
Limited, the lawful                    HANG SENG ESTATE MANAGEMENT LIMITED
attorney of the Landlord
in the presence of:-

                                        [illegible signature]
                                        ---------------------
                                        Authorized Signature(s)

SIGNED by the Tenant in
the presence of :-

                                        For and on behalf of
RECEIVED the day an year                LEPI China Limited
first above written and from            [illegible signature]
the Tenant the sum of DOLLARS           ---------------------
One Hundred Eighty Nine                 Authorized Signature
Thousand Thirty Only Hong
Kong Currency being the
deposit money expressed                 the Landlord by his attorney
above to be paid by the                 HANG SENG REAL ESTATE MANAGEMENT
Tenant to the Landlord                  LIMITED
                                        For and on behalf of
                                        HANG SENG REAL ESTATE MANAGEMENT
                                        LIMITED

                                        [illegible signature]
                                        ---------------------
                                        Authorized Signature(s)

                                        HK$189,330.00